Third Quarter 2007 Earnings Presentation December 10, 2007

Forward Looking Statements This presentation contains forward-looking statements with respect to our financial condition and business. All statements other than statements of historical fact made in this press release are forward-looking. Such forward-looking statements include, among others, those statements including the words "expect," "anticipate," "intend," believe," and similar language. These forward-looking statements involve certain risks and uncertainties. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) competitive pressure in our industry; (2) fluctuations in the price of steel, aluminum, and other raw materials; (3) changes in general economic conditions; (4) our dependence on the automotive industry (which has historically been cyclical) and on a small number of major customers for the majority of our sales; (5) pricing pressure from automotive industry customers and the potential for re-sourcing of business to lower-cost providers; (6) changes in the financial markets or our debt ratings affecting our financial structure and our cost of capital and borrowed money; (7) the uncertainties inherent in international operations and foreign currency fluctuations; (8) our ability to divest non-core assets and businesses and (9) the risks described in our most recent Annual Report on Form 10-K and our periodic statements filed with the Securities and Exchange Commission.

Agenda Company Overview & Highlights Curt Clawson, President, CEO & Chairman of the Board Fred Bentley, Chief Operating Officer Financial Review Jim Yost, Executive Vice President & CFO

Never Compromise on Integrity, Safety, Quality or Customers BE A PREMIER AUTOMOTIVE SUPPLIER Be the lowest cost producer Have the best people in the industry Grow through maximizing our customer satisfaction Our Vision

Short-Term Execution Goals for 2007 Execute operating plan Restructuring Extend the lead in Global Wheels Positive free cash flow Status1 1 Status: green = achieved; yellow = in progress, on track; red = not on track

Execute Operating Plan Third Quarter Financial Highlights Sales of $555M - increase of $92M or 20% Volume up $38M Strong international volumes Global manufacturing footprint and diverse platform mix offsetting weak North American market Earnings from Ops, Excl. Impairments of $22M - increase of $11M Continue to divest less profitable, non-core businesses Core business profitable and improving Recorded $50M of impairments Free Cash Flow1 of $27M - increase of $26M Cash from Operations, excluding A/R programs, improved by $34M Higher capital expenditures due to expansions in leading-cost regions On track for positive free cash flow in 2007 Liquidity of $229M - increase of $71M Increase of $34M from July 31, 2007 Balance sheet restructuring provided $80M additional liquidity Increase of $100M from January 31, 2007 1 Excludes securitization and factoring programs

Execute Operating Plan
Top Platforms

HAYES LEMMERZ INTERNATIONAL, INC.

Top 15 Platforms

OEM	NAMEPLATE	REGION
Toyota	Hilux/Fortuner	SA/Asia
Honda	Civic	EU/SA/NA
GM	Silverado	NA
Ford	Fusion	EU/SA/NA
Fiat/GM	Corsa/Punto	EU
Ford	Focus	EU
Nissan	Altima/Maxima	NA
VW	Polo/Fabia	EU
GM	Astra/Zafira	EU/SA/NA
Ford	Freelander	EU
VW	Golf/Octavia	EU
Fiat	Bravo	EU
Toyota	Highlander	NA
GM	Savannah	NA
Ford	F Series	NA

SA = South America; EU = Europe; NA = North America

% of Sales


Top 15 Platforms, 30%
Other Platforms 70%

- No platform greater than 5% of total revenue
- Over 200 platforms worldwide

Diverse portfolio – on over 200 platforms worldwide

7

Restructuring Sale of Brakes Business Machining of brake rotors and drums for North American light vehicle market Two facilities: Homer, Michigan Monterrey, Mexico Brakes Overview Financials 2006 2007E Sales $120M $100M Cap Ex $3M $3M Adj EBITDA $16M $10M Details of Sale Sold automotive brake business to Brembo on November 9 Realized approximately $57M proceeds* * Excluding $1M for transition services

Restructuring Year to Date Actions Sold aluminum suspension components business to DMI on February 14 Equity rights offering and refinancing completed May 30 Sold MGG subsidiary to ECF Group on June 29 Sold Wabash, Indiana powertrain facility to Harvey Industries on July 5 Sold automotive brake business to Brembo on November 9 Restructuring plan on track in 2007

Restructuring Sales by Segment 2007 Estimate A wheels-focused company 2004

2007 Estimate Restructuring Sales by Customer Significant reduction in exposure to US Domestics 2004 *Ford, GM, Chrysler LLC

Restructuring Liquidity Liquidity improvement of $100M or 78% ($ Millions) Does not include Brake proceeds of $58M

Extend the Lead in Global Wheels Growing in the Right Regions Strong projected market growth from 2007 to 2009 in our expansion regions* India - 68% Czech - 22% Thailand - 23% Turkey - 15% Brazil - 16% Steel Aluminum License Agreement Geographic and product diversity continues * Note: Market growth from CSM 11/07 Mfg. Sites Geographic Coverage Sites - 19 Countries - 12 Wheel production of 60M units in 2007 Global Presence Right Locations

Extend the Lead in Global Wheels Capacity Expansions - What's next? Thailand Aluminum Expansion Phase 2 in 2nd half 2007 India Truck Wheel Expansion Phase 2 in Q1 2008 Turkey Steel Truck/Pass Car Expansion Start Up in Q2 2008 Czech Steel Pass Car Expansion Start Up in Q2 2008 India Pass Car Expansion Start Up Q4 2008 2nd Half 2007 & 2008 Strategic Investments Leveraging existing infrastructure and increasing profitability Investments continue in leading cost and high growth regions

Extend the Lead in Global Wheels Sales by Region 2007 Sales Estimate $2.0 Billion USD 2004 Sales $1.4 Billion USD Market share gains coupled with expansion in growth markets

Extend the Lead in Global Wheels 2007 Projected Wheel Sales Light Vehicle Aluminum Commercial Truck Light Vehicle Steel Value 36 27 37 Balanced product portfolio

Extend the Lead in Global Wheels 2007 Key Business Wins Total YTD wins of over $350M *SA = South America; EU = Europe; NA = North America

Light Vehicle Aluminum Commercial Truck Light Vehicle Steel Value 36 27 37 Extend the Lead in Global Wheels Light Vehicle Awards to Maintain Revenue Base At estimated light vehicle revenue of $1.5 Billion USD, $390M in light vehicle business awards required for revenue maintenance; Q3 YTD awards are $350M After Q3 we are at 90% of revenue maintenance level

Extend the Lead in Global Wheels 2007 Projected Wheel Sales @ 50% USA @ 30% USA @ 18% USA Global Sales by Customer (12 Manufacturing Countries) We have a diversified geographic and customer mix Customer - Protects us from specific customer production variability Geography - Balances exposure to regional economic fluctuations Product - Allows us to be in different customer segments to minimize variability in each market Why this is important

Execute Operating Plan - On track Significant improvement in financials from prior year Continue to diversify platform and customer mix Restructuring - On track Balance sheet restructured at the right time Suspension, MGG, Wabash, and Brakes divestitures Extend Lead in Global Wheels - On track Profitability continues to improve Growing in the right regions with the right products and customers Positive Free Cash Flow - On track Positive through third quarter Strong operations driving improvement Summary

Financial Review

Fiscal 2007 vs. Fiscal 2006 Financial Summary1 1 2006 financials have been adjusted to reflect Suspension, MGG, and Brakes as discontinued operations. Please see the appendix for the quarterly 2006 financials, adjusted to reflect these businesses as discontinued operations. 2 Please refer to the appendix for a reconciliation of this non-GAAP financial measure. 3 Includes discontinued operations ($ in millions) Excluding Brakes

Q3 2007 vs. Q3 2006 Change in Net Sales ($ in millions) Sale of Wabash, IN plant Primarily mix Excluding Brakes

Q3 2007 vs. Q3 2006 Change in EBIT, Excluding Impairments ($ in millions) FX ($2M) Long Term Incentive Plan ($3M) Other ($2M) Volume/price/mix $12M Productivity/Economics/Other ($2M) FX $3M Depreciation $2M Excluding Brakes Gainesville $20M Chihuahua $18M Hoboken $11M Laredo $1M Total $50M Q3 2007 Impairments

Q3 2007 VS Q3 2006 Segment Summary ($ in millions) Excluding Brakes

1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. Q3 2007 VS Q3 2006 Free Cash Flow ($ in millions) Excluding Brakes

Capital Structure Capital Structure Debt Maturities ($ in millions) ($ in millions) No significant debt maturities until 2014 2007 2008 2009 2010 2011-2015 *2007 excludes debt maturity of $29M German A/R program, which we expect to renew annually. *Excludes pre-payments Ideal execution & timing on debt refinancing in May '07

Adjusted EBITDA Continuing Ops 2005-2007 ($ in millions) $139M $185M $200M - $210M 12% 22%-28% $189M $156M Improving profitability from continuing operations $190M - $200M Brakes Brakes Brakes - $10M MGG MGG Hubs & Drums Suspension Suspension Continuing Ops Continuing Ops Continuing Ops Guidance range

2007 Outlook Summary Continued strong Global Wheel performance Operating plan is on track Financial Outlook Consistent with prior guidance adjusted for the sale of Brakes: On track to achieve 2007 goals

Appendix

Non-GAAP Financial Information Adjusted EBITDA1 1 Please refer to the appendix for an explanation of why the Company's management believes this financial measure provides useful information to investors. ($ in millions)

2006 Financials by Quarter The following financials have been updated to reflect suspension, MGG, and brakes as discontinued operations: ($ in millions)

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as earnings from operations plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses and other restructuring charges; (ii) reorganization items; and (iii) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to earnings from operations as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.

Non-GAAP Financial Measures Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements or make corporate investments.